Exhibit 10.12

EXECUTION COPY

FIRST LIEN SECURITY AGREEMENT

Dated March 31, 2005

From

The Grantors referred to herein

as Grantors

to

BANK OF AMERICA, N.A.

as Administrative Agent

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Schedules

Schedule I	-	Investment Property
Schedule II	-	Account Collateral
Schedule III	-	Assigned Agreements
Schedule IV	-	Intellectual Property
Schedule V	-	Commercial Tort Claims
Schedule VI	-	Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number
Schedule VII	-	Changes in Name, Location, Etc.
Schedule VIII	-	Locations of Equipment and Inventory
Schedule IX	-	Letters of Credit

Exhibits

Form of:

Exhibit A	-	Securities Account Control Agreement
Exhibit B	-	Deposit Account Control Agreement
Exhibit C	-	Intellectual Property Security Agreement
Exhibit D	-	Intellectual Property Security Agreement Supplement
Exhibit E	-	Consent to Assignment of L/C Rights
Exhibit F	-	Security Agreement Supplement

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FIRST LIEN SECURITY AGREEMENT

SECURITY AGREEMENT dated March 31, 2005 made by Mustang MSC-Florida Acquisition, Inc., a Florida corporation (the “Initial Borrower”), MSC-Medical Services Company, a Florida corporation (as the surviving entity of the Merger, the “Borrower”) and the other Persons listed on the signature pages hereof (the Borrower and the Persons so listed being, collectively, the “Grantors”), to BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to Article XI of the Revolving Credit Agreement (as hereinafter defined), the “Administrative Agent”) for the Secured Parties (as defined in the Revolving Credit Agreement).

PRELIMINARY STATEMENTS.

(1) The Initial Borrower has entered into a Revolving Credit Agreement dated as of March 31, 2005 (as may be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Revolving Credit Agreement”) with the Lenders, the L/C Issuer and the Administrative Agent (each as defined therein). The Borrower has entered into an Assignment and Assumption Agreement dated as of March 31, 2005, under the terms of which the Borrower has agreed to assume all obligations of the Initial Borrower, effective upon consummation of the Merger.

(2) Each Grantor is the owner of the shares of stock or other Equity Interests (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as otherwise described in Part I of Schedule I hereto and issued by the Persons named therein and of the indebtedness (the “Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein.

(3) Each Grantor is the owner of the deposit and other accounts (the “Initial Collateral Accounts”) with banks, in the name of such Grantor and subject to the terms of this Agreement, as set forth opposite such Grantor’s name on Schedule II hereto.

(4) Upon the request of the Administrative Agent pursuant to Section 2.03(g) of the Revolving Credit Agreement, the Borrower will open a blocked, non-interest bearing letter of credit cash collateral deposit account (the “L/C Cash Collateral Account”) with Bank of America (or another commercial bank located in the United States, which has delivered a control agreement as contemplated by this Agreement or otherwise in form and substance reasonably satisfactory to the Administrative Agent), in the name of the Administrative Agent and under the sole control and dominion of the Administrative Agent and subject to the terms of this Agreement.

(5) It is a condition precedent to the making of Revolving Credit Loans by the Lenders and the issuance of Letters of Credit by the L/C Issuer under the Revolving Credit Agreement and the entry into Secured Swap Contracts by the Hedge Banks from time to time that the Grantors shall have granted the security interest contemplated by this Agreement. Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

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(6) Terms defined in the Revolving Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Revolving Credit Agreement. Further, unless otherwise defined in this Agreement or in the Revolving Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Revolving Credit Loans and the L/C Issuer to issue Letters of Credit under the Revolving Credit Agreement and to induce the Hedge Banks to enter into Secured Swap Contracts from time to time, each Grantor hereby agrees with the Administrative Agent for the ratable benefit of the Secured Parties as follows:

Section 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a) all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto, including, without limitation, computer programs and supporting information that constitute equipment within the meaning of the UCC (any and all such property being the “Equipment”);

(b) all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC (any and all such property being the “Inventory”);

(c) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting

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obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the “Receivables,” and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”);

(d) the following (the “Security Collateral”):

(i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all warrants, rights or options issued thereon or with respect thereto;

(ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

(iii) all additional shares of stock and other Equity Interests from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto; provided, that if the pledge of any capital stock or other equity interest in any Subsidiary of a Grantor that is not organized under the laws of any state of the United States of America or the District of Columbia that constitutes a “controlled foreign corporation” under Section 957 of the Internal Revenue Code of 1986, as amended from time to time, (a “CFC”) which, when aggregated with all of the other capital stock or other equity interests in such CFC pledged by such Grantor and the other Grantors, would result in a repatriation of earnings to the Borrower, such pledge shall be limited to 66% of the capital stock or other equity interests in such CFC being pledged to the Administrative Agent under this Agreement;

(iv) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

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(v) all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto;

(e) each of the agreements listed on Schedule III hereto and each Swap Contract to which such Grantor is now or may hereafter become a party, in each case, as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the “Agreement Collateral”);

(f) the following (collectively, the “Account Collateral”):

(i) the Initial Collateral Accounts, the L/C Cash Collateral Account and each other deposit or similar account (together with the Initial Collateral Accounts, collectively, the “Collateral Accounts”), and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Accounts or the L/C Cash Collateral Account.

(ii) all promissory notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Administrative Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and

(iii) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

(g) the following (collectively, the “Intellectual Property Collateral”):

(i) all patents, patent applications, utility models and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto (“Patents”);

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(ii) all trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together, in each case, with the goodwill symbolized thereby (“Trademarks”);

(iii) all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered (“Copyrights”);

(iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”);

(v) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, “Trade Secrets”), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;

(vi) all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration set forth in Schedule IV hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

(vii) all tangible embodiments of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(viii) all agreements, permits, consents, orders and franchises relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary, including, without limitation, the agreements set forth in Schedule IV hereto (“IP Agreements”); and

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(ix) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

(h) the commercial tort claims described in Schedule V hereto (together with any commercial tort claims as to which the Grantors have complied with the requirements of Section 17, the “Commercial Tort Claims Collateral”);

(i) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and

(j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 1) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash.

Notwithstanding the foregoing provisions of this Section 1, with respect to each Grantor, in no event shall the security interest granted hereunder attach to any contract, license, permit or franchise to which such Grantor is a party or any of its rights or interests thereunder, or any property or assets subject to any contract, license, permit or franchise, if and for so long as the grant of such security interest shall constitute or result in (x) the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor therein or (y) a breach or termination pursuant to the terms of, or a default under, any such contract, license, permit or franchise, except, in each case, to the extent that any such term is rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity; provided, that notwithstanding the foregoing, such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract, license, permit or franchise, or property subject thereto, that does not result in any of the consequences specified in clause (x) or (y) above.

Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

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Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

(b) With respect to any Security Collateral that constitutes an uncertificated security, upon the request of the Administrative Agent, the relevant Grantor will cause the issuer thereof either (i) to register the Administrative Agent as the registered owner of such security or (ii) to agree with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Administrative Agent (such agreement being an “Uncertificated Security Control Agreement”).

(c) With respect to any Security Collateral that constitutes a security entitlement as to which the financial institution acting as Administrative Agent hereunder is not the securities intermediary, the relevant Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Administrative Agent as the entitlement holder thereof or (ii) to agree with such Grantor and the Administrative Agent that such securities intermediary will comply with entitlement orders originated by the Administrative Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit A hereto or otherwise in form and substance satisfactory to the Administrative Agent (a “Securities Account Control Agreement”).

(d) The Administrative Agent shall have the right, after the occurrence and during the continuance of a Default under Section 8.01(a), (f) or (g) of the Revolving Credit Agreement or an Event of Default, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 14(a). In addition, during the continuation of an Event of Default the Administrative

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Agent shall have the right at any time to convert Security Collateral consisting of financial assets credited to the Securities Account to Security Collateral consisting of financial assets held directly by the Administrative Agent, and to convert Security Collateral consisting of financial assets held directly by the Administrative Agent to Security Collateral consisting of financial assets credited to the Securities Account.

(e) Upon the request of the Administrative Agent, after the occurrence and during the continuance of a Default under Section 8.01(a), (f) or (g) of the Revolving Credit Agreement or an Event of Default, each Grantor will notify each issuer of Security Collateral granted by it hereunder that such Security Collateral is subject to the security interest granted hereunder.

Section 5. Maintaining the Account Collateral. So long as any Revolving Credit Loan or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Swap Contract shall be in effect or any Lender shall have any Commitment:

(a) Each Grantor will maintain deposit and similar accounts only with the financial institution acting as Administrative Agent hereunder or with a bank (a “Pledged Account Bank”) that has agreed with such Grantor and the Administrative Agent to comply with instructions originated by the Administrative Agent directing the disposition of funds in such deposit account without the further consent of such Grantor, such agreement to be substantially in the form of Exhibit B hereto or otherwise in form and substance satisfactory to the Administrative Agent (a “Deposit Account Control Agreement”; and, together with the Securities Account Control Agreements, the “Account Control Agreements”); provided, that this Section 5(a) shall not apply to any deposit account operated solely as a payroll account.

(b) Each Grantor will immediately instruct each Person making payment by wire transfer obligated at any time to make any payment to such Grantor for any reason (an “Obligor”) to make such payment to a Collateral Account, or, if such Obligor pays by check, such Grantor will promptly deposit such check into a Collateral Account in accordance with its cash management or treasury systems and policies.

(c) Upon any termination by a Grantor of any Collateral Account, such Grantor will immediately (i) transfer all funds and property held in such terminated Collateral Account to another Collateral Account and (ii) notify all Obligors that were making payments to such Collateral Account to make all future payments to another Collateral Account, in each case, so that the Administrative Agent shall have a continuously perfected security interest in such Account Collateral, funds and property.

(d) Each Grantor agrees to terminate any or all Collateral Accounts, the L/C Cash Collateral Account and Account Control Agreements within a reasonable period of time following receipt of a written request by the Administrative Agent.

(e) The Administrative Agent shall have sole right to direct the disposition of funds with respect to the L/C Cash Collateral Account; and it shall be a term and

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condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account, that no amount (including, without limitation, Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the L/C Cash Collateral Account except as required or permitted by the Loan Documents.

(f) The Grantors shall have the right to direct the disposition of funds with respect to, and any assets credited to, each of the Collateral Accounts (except the L/C Cash Collateral Account) on, and subject to, the terms of the Account Control Agreement governing such Collateral Account except during the continuation of an Event of Default, in which case, the Administrative Agent may direct such disposition to the extent provided in the applicable Account Control Agreement.

(g) During the continuation of an Event of Default, the Administrative Agent may, at any time and without notice to, or consent from, any Grantor, transfer, or direct the transfer of, funds from the Collateral Accounts or the L/C Cash Collateral Account to satisfy the Grantors’ obligations under the Loan Documents if an Event of Default shall have occurred and be continuing.

Section 6. Investing of Amounts in the L/C Cash Collateral Account. The Administrative Agent will, subject to the provisions of Sections 5, 7 and 22, from time to time (a) invest, or direct the applicable Pledged Account Bank to invest, amounts received with respect to the L/C Cash Collateral Account in such Cash Equivalents credited to the L/C Cash Collateral Account as the Borrower may select and the Administrative Agent may approve, and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited in the same manner. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the the L/C Cash Collateral Account. In addition, the Administrative Agent shall have the right at any time to exchange, or direct the applicable Pledged Account Bank to exchange, such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the L/C Cash Collateral Account.

Section 7. Release of Amounts. So long as no Default shall have occurred and be continuing, the Administrative Agent will pay and release, or direct the applicable Pledged Account Bank to pay and release, to the applicable Grantor or at its order or, at the request of such Grantor, to the Administrative Agent to be applied to the Obligations of the Grantors under the Loan Documents, such amount, if any, as is then on deposit in the L/C Cash Collateral Account to the extent (a) it exceeds 105% of the aggregate of all outstanding L/C Obligations or (b) the L/C Obligations are no longer required to be Cash Collateralized under the terms of the Revolving Credit Agreement.

Section 8. Representations and Warranties. Each Grantor represents and warrants as follows as of the Closing Date and as of each date on which quarterly supplements to the Schedules hereto are delivered to the Administrative Agent pursuant to Section 9(c):

(a) Such Grantor’s exact legal name, location, chief executive office, type of organization, jurisdiction of organization and organizational identification number, if any, is set forth in Schedule VI hereto. Such Grantor has no trade names other than as listed on Schedule IV hereto. Within the five years preceding the date hereof, such Grantor has not changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule VI hereto except as set forth in Schedule VII hereto.

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(b) Such Grantor is the legal and beneficial owner of the Collateral granted or purported to be granted by it free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Revolving Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to the Loan Documents or as otherwise permitted under the Revolving Credit Agreement.

(c) All of the Equipment and Inventory of such Grantor are located at the places specified therefor in Schedule VIII hereto or at another location as to which such Grantor has complied with the requirements of Section 10(a).

(d) None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Administrative Agent.

(e) If such Grantor is an issuer of Security Collateral, such Grantor confirms that it has received notice of the security interest granted hereunder.

(f) The Pledged Equity pledged by such Grantor hereunder, to the extent consisting of Equity Interests in a Subsidiary of such Grantor, has been duly authorized and validly issued and is fully paid and non-assessable. The Pledged Debt pledged by such Grantor hereunder, to the extent consisting of indebtedness of another Grantor or of any other Subsidiary of the Borrower, has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which promissory notes have been delivered to the Administrative Agent) and is not in default.

(g) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule I hereto. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule I hereto.

(h) Such Grantor has no investment property, other than the investment property listed on Schedule I hereto and additional investment property as to which such Grantor has complied with the requirements of Section 4.

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(i) The Assigned Agreements to which such Grantor is a party, true and complete copies of which (other than the Swap Contracts) have been furnished to the Administrative Agent, have been duly authorized, executed and delivered by such Grantor, have not been amended, amended and restated, supplemented or otherwise modified other than as permitted by the Revolving Credit Agreement, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms.

(j) Such Grantor has no deposit or similar accounts other than the Account Collateral listed on Schedule II hereto and additional deposit or similar accounts as to which such Grantor has complied with the applicable requirements of Section 5. Such Grantor has instructed all existing Obligors to make all payments to a Collateral Account.

(k) Such Grantor is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in Schedule IX hereto and additional letters of credit as to which such Grantor has complied with the requirements of Section 16.

(l) This Agreement creates in favor of the Administrative Agent for the benefit of the Secured Parties a valid security interest in the Collateral granted by such Grantor, securing the payment of the Secured Obligations; all filings and other actions (including, without limitation, (A) actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-106 and 9-107 of the UCC and (B) to the extent required by Section 9(a), actions necessary to perfect the Administrative Agent’s security interest with respect to Collateral evidenced by a certificate of title) necessary to perfect the security interest in the Collateral granted by such Grantor have been duly made or taken and are in full force and effect; and such security interest is first priority, subject only to Liens permitted under Section 7.01 of the Revolving Credit Agreement and subject to the terms of the Intercreditor Agreement.

(m) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 13(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements have been filed and shall be duly recorded and in full force and effect, perfection by notation of Liens on a certificate of title, and the actions described in Section 4 with respect to the Security Collateral, which actions have been taken and are in full force and effect, or (iii) the exercise by the Administrative Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

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(n) As to itself and its Intellectual Property Collateral:

(i) Except as could not reasonably be expected to have a Material Adverse Effect, the operation of such Grantor’s business as currently conducted or as contemplated to be conducted and the use of the Intellectual Property Collateral in connection therewith do not conflict with, infringe, misappropriate, dilute, misuse or otherwise violate the intellectual property rights of any third party.

(ii) Except as could not reasonably be expected to have a Material Adverse Effect, such Grantor is the exclusive owner of all right, title and interest in and to the Intellectual Property Collateral set forth on Schedule IV (as such Schedule IV may be amended from time to time pursuant to Section 9(c)), and is entitled to use all Intellectual Property Collateral subject only to the terms of the IP Agreements.

(iii) The Intellectual Property Collateral set forth on Schedule IV hereto includes all of the patents, patent applications, domain names, trademark registrations and applications, copyright registrations and applications and IP Agreements owned by such Grantor as of the date hereof.

(iv) Except as could not reasonably be expected to have a Material Adverse Effect, (A) the Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and to the best of such Grantor’s knowledge, is valid and enforceable and (B) such Grantor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

(v) Such Grantor has (A) made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect in the United States, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and (B) used proper statutory notice in connection with its use of each patent, trademark and copyright in the Intellectual Property Collateral, except, in each case, to the extent that failure to do so could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

(vi) Except as set forth on Schedule IV hereto, and except for the Liens created under the Permitted Collateral Documents (as defined in the Revolving Credit Agreement) such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Transaction Documents will not result in the termination or impairment of any of the Intellectual Property Collateral.

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(vii) With respect to the IP Agreements of each Grantor, except as could not reasonably be expected to have a Material Adverse Effect: (A) such IP Agreements are valid and binding and in full force and effect and represents the entire agreement between the respective parties thereto with respect to the subject matter thereof; (B) such IP Agreements will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under any such IP Agreements or otherwise give any party thereto a right to terminate any such IP Agreements; (C) such Grantor has not received any notice of termination or cancellation under such IP Agreement; (D) such Grantor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such IP Agreement; and (F) neither such Grantor nor any other party to such IP Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such IP Agreement.

(viii) Except as could not reasonably be expected to have a Material Adverse Effect, no Grantor or Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral.

(o) Such Grantor has no commercial tort claims other than those listed in Schedule V hereto and additional commercial tort claims as to which such Grantor has complied with the requirements of Section 17.

Section 9. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or that the Administrative Agent may request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) upon the request of the Administrative Agent, mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract, each Assigned Agreement and each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Administrative Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent, together with each quarterly supplement to the Schedules delivered pursuant to Section 9(c); (iii) file such financing or continuation

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statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Administrative Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iv) at the request of the Administrative Agent, take all action to ensure that the Administrative Agent’s security interest is noted on any certificate of title related to any Collateral with a value exceeding $250,000 evidenced by a certificate of title; and (v) deliver to the Administrative Agent, upon its request, evidence that all other actions that the Administrative Agent has requested be taken in order to perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken.

(b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Administrative Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

(c) Each Grantor will deliver to the Administrative Agent, concurrently with the financial statements required by Sections 6.01(a) and (b) of the Revolving Credit Agreement, quarterly supplements to the Schedules to this Agreement.

(d) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

Section 10. As to Equipment and Inventory. (a) Each Grantor will keep its Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 8(c) or at such other places designated by such Grantor in the quarterly supplements to the Schedules delivered pursuant to Section 9(c).

(b) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, its Equipment and Inventory, except to the extent payment thereof is not required by Section 6.04 of the Revolving Credit Agreement.

Section 11. Insurance. (a) Each Grantor will, at its own expense, maintain insurance with respect to its Equipment and Inventory in the manner required by the Revolving Credit Agreement. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Administrative Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $1,000,000 per occurrence) to be paid directly to the Administrative Agent. Each such policy shall in addition (i) name the Administrative Agent as loss payee and such Grantor and the

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Administrative Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Administrative Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Administrative Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Administrative Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 30 days’ prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insurer. Each Grantor will, if so requested by the Administrative Agent, deliver to the Administrative Agent original or duplicate policies of such insurance and, as often as the Administrative Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Administrative Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10 and cause the insurers to acknowledge notice of such assignment.

(b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 11 is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Revolving Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

(c) So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Administrative Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Administrative Agent to the applicable Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the release thereof as the Administrative Agent may reasonably require. To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the applicable Grantor to complete any such repair, replacement or restoration required hereunder, such excess insurance proceeds will be applied to prepay the Outstanding Amount of Revolving Credit Loans to the extent required by the Revolving Credit Agreement, without any permanent reduction in the Commitments, and any remaining amounts will be released to such Grantor unless a Default under Section 8.01(a), (f) or (g) of the Revolving Credit Agreement or any Event of Default shall have occurred and be continuing, in which case the Administrative Agent will not be required to release the amount thereof to such Grantor and may hold or continue to hold such amount as additional security for the Secured Obligations of such Grantor. Upon the occurrence and during the continuance of any Default or the actual or constructive total loss (in excess of $2,500,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Administrative Agent and shall, in the Administrative Agent’s sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 22(b).

Section 12. Post-Closing Changes; Collections on Assigned Agreements, Receivables and Related Contracts. (a) No Grantor will change its name, type of organization,

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jurisdiction of organization, organizational identification number or location from those set forth in Section 8(a) of this Agreement without first giving at least 30 days’ prior written notice to the Administrative Agent and taking all action required by the Administrative Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements and Related Contracts, and will permit representatives of the Administrative Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If any Grantor does not have an organizational identification number and later obtains one, it will notify the Administrative Agent of such organizational identification number in the quarterly supplements delivered pursuant to Section 9(c) for the fiscal quarter during which such organizational identification number was obtained.

(b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements, Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, at the Administrative Agent’s direction, will take) such action as such Grantor or the Administrative Agent may deem necessary or advisable to enforce collection of the Assigned Agreements, Receivables and Related Contracts; provided, that the Administrative Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Administrative Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Administrative Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be deposited in a Collateral Account and either (A) released to such Grantor on the terms set forth in Section 7 so long as no Default shall have occurred and be continuing or (B) if any Default shall have occurred and be continuing, applied as provided in Section 22(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements, Receivables and Related Contracts to any other indebtedness or obligations of the Obligor thereof.

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Section 13. As to Intellectual Property Collateral. (a) With respect to each item of its Intellectual Property Collateral, except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect, each Grantor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other U.S. governmental authority, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall, without the written consent of the Administrative Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor’s business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, such Grantor will give notice of any such abandonment to the Administrative Agent in the quarterly supplements to the Schedules delivered pursuant to Section 9(c) for the fiscal quarter during which such Intellectual Property Collateral was so abandoned.

(b) Each Grantor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral, except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect. Except as could not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

(c) Each Grantor shall take all steps which it or the Administrative Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality, except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect.

(d) With respect to its Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit C hereto or otherwise in form and substance satisfactory to the Administrative Agent (an “Intellectual Property Security Agreement”), for recording the security interest granted hereunder to the Administrative Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other U.S. governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

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(e) Each Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 1(g) that is not on the date hereof a part of the Intellectual Property Collateral (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. At the end of each fiscal quarter of the Borrower, together with the quarterly supplements to the Schedules delivered pursuant to Section 9(c), each Grantor shall give prompt written notice to the Administrative Agent identifying the After-Acquired Intellectual Property acquired during such fiscal quarter, and such Grantor shall execute and deliver to the Administrative Agent with such written notice, or otherwise authenticate, an agreement substantially in the form of Exhibit D hereto or otherwise in form and substance satisfactory to the Administrative Agent (an “IP Security Agreement Supplement”) covering such After-Acquired Intellectual Property which IP Security Agreement Supplement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other U.S. governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

Section 14. Voting Rights; Dividends; Etc. (a) So long as no Default under Section 8.01(a), (f) or (g) of the Revolving Credit Agreement or Event of Default shall have occurred and be continuing:

(i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

(ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral, shall be, and shall be forthwith delivered to the Administrative Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement).

(iii) The Administrative Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to

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receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b) Upon the occurrence and during the continuance of a Default under Section 8.01(a), (f) or (g) of the Revolving Credit Agreement or any Event of Default:

(i) Upon notice to such Grantor by the Administrative Agent, all rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to such Grantor by the Administrative Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Security Collateral in the same form as so received (with any necessary indorsement).

Section 15. As to the Assigned Agreements. (a) Each Grantor will at its expense:

(i) perform and observe all material terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect and enforce the Assigned Agreements to which it is a party in accordance with the terms thereof; and

(ii) furnish to the Administrative Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Administrative Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Administrative Agent may reasonably request and (B) upon request of the Administrative Agent, make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

(b) Each Grantor agrees that it will not, except to the extent otherwise permitted under the Revolving Credit Agreement:

(i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;

(ii) amend, amend and restate, supplement or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder;

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(iii) waive any default under or breach of any such Assigned Agreement; or

(iv) take any other action in connection with any such Assigned Agreement that would impair the value of the interests or rights of such Grantor thereunder or that would impair the interests or rights of any Secured Party.

(c) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Administrative Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

(d) Each Grantor agrees, and has made each other party to each Assigned Agreement to which it is a party aware, that all payments due or to become due under or in connection with such Assigned Agreement will be made directly to a Collateral Account pursuant to and in accordance with the terms of this Agreement.

Section 16. As to Letter-of-Credit Rights. (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Administrative Agent, intends to (and hereby does) assign to the Administrative Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. Each Grantor will promptly use its commercially reasonable efforts to cause (i) the issuer of each individual letter of credit in an amount exceeding $500,000 or (ii) if the aggregate amount of letters of credit exceeds $2,500,000, the issuers of all such letters of credit, and, in each case, each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof pursuant to a consent in substantially the form of the Consent to Assignment of Letter of Credit Rights attached hereto as Exhibit E or otherwise in form and substance satisfactory to the Administrative Agent and deliver written evidence of such consent to the Administrative Agent.

(b) Upon the occurrence of an Event of Default, each Grantor will, promptly upon request by the Administrative Agent, (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent or its designee and (ii) arrange for the Administrative Agent to become the transferee beneficiary of letter of credit.

Section 17. Commercial Tort Claims. Each Grantor will give notice to the Administrative Agent of any commercial tort claim that may arise after the date hereof in the quarterly supplements to the Schedules delivered pursuant to Section 9(c) for the fiscal quarter during which such commercial tort claim arose, and will promptly, upon request by the Administrative Agent, execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action to subject such commercial tort claim to the first priority security interest created under this Agreement, subject only to Liens permitted under Section 7.01 of the Revolving Credit Agreement and subject to the terms of the applicable Intercreditor Agreement.

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Section 18. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) Dispose of any of the Collateral, other than Dispositions of Collateral permitted under the terms of the Revolving Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Revolving Credit Agreement.

(b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Grantor that is a Subsidiary of such Grantor not to issue any Equity Interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities.

Section 19. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Administrative Agent’s discretion, in accordance with and subject to the terms of this Agreement and the other Loan Documents, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to obtain and adjust insurance required to be paid to the Administrative Agent pursuant to Section 11,

(b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

(c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

(d) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Administrative Agent with respect to any of the Collateral.

Section 20. Administrative Agent May Perform. Subject to the terms of this Agreement, if any Grantor fails to perform any agreement contained herein, the Administrative Agent may, as the Administrative Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor under Section 23.

Section 21. The Administrative Agent’s Duties. (a) The powers conferred on the Administrative Agent hereunder are solely to protect the Secured Parties’ interest in the

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Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b) Anything contained herein to the contrary notwithstanding, the Administrative Agent may from time to time, when the Administrative Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Administrative Agent hereunder with respect to all or any part of the Collateral. In the event that the Administrative Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Administrative Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Administrative Agent, with all rights, powers, privileges, interests and remedies of the Administrative Agent hereunder with respect to such Collateral, and (iii) the term “Administrative Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Administrative Agent with respect to such Collateral, shall include such Subagent; provided, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Administrative Agent.

Section 22. Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place and time to be designated by the Administrative Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under

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or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any cash held by or on behalf of the Administrative Agent and all cash proceeds received by or on behalf of the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 23) in whole or in part by the Administrative Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, as set forth in Section 8.03 of the Revolving Credit Agreement.

(c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement).

(d) The Administrative Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

(e) The Administrative Agent may send to each bank, securities intermediary or issuer party to any Account Control Agreement, or Uncertificated Security Control Agreement a “Notice of Exclusive Control” as defined in and under such Agreement.

(f) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Administrative Agent or its designee such Grantor’s know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and, subject to applicable law, such Grantor’s customer lists and

MSC First Lien Security Agreement

other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

Section 23. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

(b) Each Grantor will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Administrative Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

Section 24. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit F hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.

Section 25. Notices, Etc. All notices and other communications provided for hereunder shall be in accordance with, and with the same effect as provided in, Section 11.02 of the Revolving Credit Agreement, the provisions of which Section are incorporated by reference hereto, provided, that in the case of each Grantor other than the Borrower, all notices and

MSC First Lien Security Agreement

communications provided for hereunder shall be addressed to it at its address set forth opposite such Grantor’s name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto.

Section 26. Continuing Security Interest; Assignments under the Revolving Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations, (ii) Maturity Date, (iii) the termination or expiration of all Letters of Credit and (iv) the termination or expiration of all Secured Swap Contracts or collateral security being provided in respect thereof in form and substance satisfactory to the counterparty to such Secured Swap Contract (the first date on which all of the foregoing conditions have been met being the “Termination Date”), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Revolving Credit Agreement (including, without limitation, all or any portion of its Commitment, the Revolving Credit Loans owing to it and the Revolving Credit Note, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 11.06 of the Revolving Credit Agreement.

Section 27. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Administrative Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, that such Grantor shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Administrative Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may request.

(b) Upon the Termination Date, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Administrative Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

Section 28. Intercreditor Agreement. Each Grantor, including each Person that becomes a Grantor by execution and delivery by a Security Agreement Supplement, hereby (a) authorizes the Borrower to enter into each Intercreditor Agreement on its behalf, (b) upon execution and delivery by the Borrower of each Intercreditor Agreement, acknowledges that it has received a copy of such Intercreditor Agreement and is familiar with the provisions thereof,

MSC First Lien Security Agreement

(c) agrees that it will be bound by, and observe, perform and comply with the provisions of, such Intercreditor Agreement as a Loan Party, Guarantor or Subsidiary referred to therein.

Section 29. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

Section 30. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

MSC First Lien Security Agreement

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

MUSTANG MSC-FLORIDA ACQUISITION, INC.

	By	/S/ ADAM DOCTOROFF
Name: Adam Doctoroff
Title: Vice President

Address for Notices:	MSC-MEDICAL SERVICES COMPANY

11764-1 Marco Beach Dr.

Jacksonville, FL 32224

	By	/S/ ADAM DOCTOROFF
Name: Adam Doctoroff
Title: Vice President

Address for Notices:	MCP-MSC ACQUISITION, INC.

11764-1 Marco Beach Dr.

Jacksonville, FL 32224

	By	/S/ ADAM DOCTOROFF
Name: Adam Doctoroff
Title: Vice President

Address for Notices:	MSC ACQUISITION, INC.

11764-1 Marco Beach Dr.

Jacksonville, FL 32224

	By	/S/ ADAM DOCTOROFF
Name: Adam Doctoroff
Title: Vice President

MSC First Lien Security Agreement

Exhibit A to the

Security Agreement

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

CONTROL AGREEMENT dated as of                 ,             , among                             , a                              (the “Grantor”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the “Secured Party”), and                     , a                      (“                            ”), as securities intermediary (the “Securities Intermediary”).

PRELIMINARY STATEMENTS:

(1) The Grantor has granted the Secured Party a security interest (the “Security Interest”) in account no.                                  maintained by the Securities Intermediary for the Grantor (the “Account”).

(2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York (“N.Y. Uniform Commercial Code”) are used in this Agreement as such terms are defined in such Article 8 or 9.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. The Account. The Grantor and Securities Intermediary represent and warrant to, and agree with, the Grantor and the Secured Party that:

(a) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

(b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

(c) The State of New York is, and will continue to be, the Securities Intermediary’s jurisdiction of organization for purposes of Section 8-110(e) of the UCC so long as the Security Interest shall remain in effect.

(d) Exhibit A attached hereto is a statement of the property credited to the Account on the date hereof.

(e) The Grantor and Securities Intermediary do not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

MSC First Lien Security Agreement

SECTION 2. Control by Secured Party. The Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an “Entitlement Order”) or other directions concerning the Account (including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Secured Party without further consent by the Grantor or any other person.

SECTION 3. Grantor’s Rights in Account.

(a) Except as otherwise provided in this Section 3, the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Secured Party.

(b) Until the Securities Intermediary receives a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a “Notice of Exclusive Control”), the Securities Intermediary may distribute to the Grantor all interest and regular cash dividends on property in the Account.

(c) If the Securities Intermediary receives from the Secured Party a Notice of Exclusive Control, the Securities Intermediary will cease:

(i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

(ii) distributing to the Grantor interest and dividends on property in the Account.

SECTION 4. Priority of Secured Party’s Security Interest. (a) The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

(b) The Securities Intermediary will not agree with any Person not party to this Agreement that the Securities Intermediary will comply with Entitlement Orders originated by such Person.

SECTION 5. Statements, Confirmations, and Notices of Adverse Claims. (a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

(b) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

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SECTION 6. The Securities Intermediary’s Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

(b) The Securities Intermediary will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Secured Party, even if the Grantor notifies the Securities Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

(c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the Secured Party is entitled under the Secured Party’s agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

SECTION 7. Indemnity. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney’s fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary’s gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Securities Intermediary and the Grantor. If the Secured Party notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

(b) The Securities Intermediary may terminate this Agreement on 60 days’ prior notice to the Secured Party and the Grantor, provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

(c) Sections 6 and 7 will survive termination of this Agreement.

SECTION 9. Governing Law. This Agreement and the Account will be governed by the law of the State of New York. The Securities Intermediary and the Grantor may not change the law governing the Account without the Secured Party’s express prior written agreement.

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SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

SECTION 12. Financial Assets. The Securities Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party’s address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Securities Intermediary and their respective successors and assigns.

SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NAME OF GRANTOR]

By
Title:

Address:

MSC First Lien Security Agreement

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BANK OF AMERICA, N.A., as Administrative Agent

By
Title:

Address:
Bank of America, N.A.
100 Federal Street
MA5-100-11-02
Boston, MA 02110
Attention: William Faidell
Agency Management Office
Telephone: (617) 434-2456
Telecopy: (617) 790-1358
Email: william.j.faidell@bankofamerica.com

[NAME OF SECURITIES INTERMEDIARY]

By
Title:

Address:

MSC First Lien Security Agreement

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Exhibit B to the

Security Agreement

FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

(Deposit Account/Securities Account)

ACCOUNT CONTROL AGREEMENT (this “Agreement”) dated as of                     ,             , among                     , a                      (the “Grantor”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (the “Secured Party”), and                     , a                      (“                    ”), as securities intermediary and depository bank (the “Account Holder”).

PRELIMINARY STATEMENTS:

(1) The Grantor has granted the Secured Party a security interest (the “Security Interest”) in the following accounts maintained by the Account Holder for the Grantor (each, an “Account” and collectively, the “Accounts”):

[Insert account numbers and other identifying information.]

(2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York (“N.Y. Uniform Commercial Code”) are used in this Agreement as such terms are defined in such Article 8 or 9.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. The Accounts. The Grantor and Account Holder represent and warrant to, and agrees with, the Secured Party that:

(a) The Account Holder maintains each Account for the Grantor, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Grantor are, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

(b) To the extent that funds are credited to any Account, such Account is a deposit account; and to the extent that financial assets are credited to any Account, such Account is a securities account. The Account Holder is (i) the bank with which each Account that is a deposit account is maintained and (ii) the securities intermediary with respect to financial assets held in any Account that is a securities account. The Grantor is (x) the Account Holder’s customer with respect to the Accounts and (y) the entitlement holder with respect to financial assets credited from time to time to any Account.

(c) Notwithstanding any other agreement to the contrary, the Account Holder’s jurisdiction with respect to each Account for purposes of the N.Y. Uniform

MSC First Lien Security Agreement

Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

[(d) Attached as Exhibit A hereto are statements of the respective Accounts as of the date hereof showing the property credited to each Account.]

(e) The Grantor and Account Holder do not know of any claim to or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.

SECTION 2. Control by Secured Party. The Account Holder will comply with (i) all instructions directing disposition of the funds in any and all of the Accounts, (ii) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in any and all of the Accounts, and (iii) all other directions concerning any and all of the Accounts, including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in any and all of the Accounts (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being an “Account Direction”), in each case of clauses (i), (ii) and (iii) above originated by the Secured Party without further consent by the Grantor or any other Person.

SECTION 3. Grantor’s Rights in Accounts.

[Alternative 1 – L/C Cash Collateral Account]

(a) The Account Holder will comply with Account Directions and other directions concerning each Account originated by, and only by, the Secured Party.

(b) Until the Account Holder receives a notice from the Secured Party that the Secured Party will exercise exclusive control over any Account (a “Notice of Exclusive Control” with respect to such Account), the Account Holder may distribute to the Grantor all interest and regular cash dividends on property (including, without limitation, funds and financial assets) in such Account.

(c) If the Account Holder receives from the Secured Party a Notice of Exclusive Control with respect to any Account, the Account Holder will cease distributing to the Grantor all interest and dividends on property (including, without limitation, funds and financial assets) in such Account.

[Alternative 2 – Collateral Accounts]

(d) Except as otherwise provided in this Section 3, the Account Holder will comply with Account Directions and other directions concerning each Account originated by the Grantor without further consent by the Secured Party.

(e) Until the Account Holder receives a notice from the Secured Party that the Secured Party will exercise exclusive control over any Account (a “Notice of Exclusive Control” with respect to such Account), the Account Holder may distribute to the Grantor all interest and regular cash dividends on property (including, without limitation, funds and financial assets) in such Account.

MSC First Lien Security Agreement

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(f) The Account Holder will not comply with any Account Direction originated by the Grantor that would require the Account Holder to make a free delivery of any funds or financial asset to the Grantor or any other Person.

(g) If the Account Holder receives from the Secured Party a Notice of Exclusive Control with respect to any Account, the Account Holder will comply only with Account Directions originated by the Secured Party and will cease:

(i) complying with Account Directions or other directions concerning such Account originated by the Grantor and

(ii) distributing to the Grantor interest and dividends on property (including, without limitation, funds and financial assets) in such Account.

SECTION 4. Priority of Secured Party’s Security Interest. (a) The Account Holder (i) subordinates to the Security Interest and in favor of the Secured Party any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against any Account or property (including, without limitation, any funds and financial assets) credited to any Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Holder (A) will retain its prior security interest and lien on property credited to any Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against any Account, in the case of clauses (A), (B) and (C) above, to secure or to satisfy, and only to secure or to satisfy, payment (x) for such property, (y) for its customary fees and expenses for the routine maintenance and operation of such Account, and (z) if such Account is a deposit account, for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

(b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to any Account.

SECTION 5. Statements, Confirmations, and Notices of Adverse Claims. (a) The Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Secured Party and the Grantor.

(b) When the Account Holder knows of any claim or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Secured Party and the Grantor of such claim or interest.

SECTION 6. The Account Holder’s Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Account Holder will not be liable to the Secured Party for complying with Account Directions or other directions concerning any

MSC First Lien Security Agreement

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Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

(b) The Account Holder will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Secured Party, even if the Grantor notifies the Account Holder that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

(c) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and, in the case of any Account that is a securities account, in Part 5 of Article 8 of the N.Y. Uniform Commercial Code and, in the case of any Account that is a deposit account, in Article 4 of the N.Y. Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Secured Party is entitled under the Secured Party’s agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control. The Account Holder may rely on notices and communications it believes given by the appropriate party.

SECTION 7. Indemnity. The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney’s fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder’s gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Account Holder and the Grantor. If the Secured Party notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

(b) The Account Holder may terminate this Agreement on 60 days’ prior notice to the Secured Party and the Grantor, provided that before such termination the Account Holder and the Grantor shall make arrangements to transfer the property (including, without limitation, all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

(c) Sections 6 and 7 will survive termination of this Agreement.

SECTION 9. Governing Law. This Agreement and each Account will be governed by the law of the State of New York. The Account Holder and the Grantor may not change the law governing any Account without the Secured Party’s express prior written agreement.

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SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

SECTION 12. Financial Assets. The Account Holder agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to any Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Account Directions may be given orally), will be sent to the party’s address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Account Holder and their respective successors and assigns.

SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NAME OF GRANTOR]

By
Name:
Title:

Address:

MSC First Lien Security Agreement

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BANK OF AMERICA, N.A., as Administrative Agent

By
Name:
Title:

Address:
Bank of America, N.A.
100 Federal Street
MA5-100-11-02
Boston, MA 02110
Attention: William Faidell Agency Management Office
Telephone: (617) 434-2456
Telecopy: (617) 790-1358
Email: william.j.faidell@bankofamerica.com

[NAME OF ACCOUNT HOLDER]

By
Name:
Title:

Address:

MSC First Lien Security Agreement

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EXHIBIT A

[Statements of the various Accounts showing the property credited to each Account]

MSC First Lien Security Agreement

Exhibit C to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated March 31, 2005, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Revolving Credit Agreement referred to below).

WHEREAS, MSC-Medical Services Company (as the surviving entity of the Merger), a Florida corporation, has entered into a Revolving Credit Agreement dated as of March 31, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), with Bank of America, as Administrative Agent and L/C Issuer and the Lenders party thereto. Terms defined in the Revolving Credit Agreement and not otherwise defined herein are used herein as defined in the Revolving Credit Agreement.

WHEREAS, as a condition precedent to the making of Revolving Credit Loans by the Lenders and the issuance of Letters of Credit by the L/C Issuer under the Revolving Credit Agreement and the entry into Secured Swap Contracts by the Hedge Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated March 31, 2005 made by the Grantors to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability

MSC First Lien Security Agreement

of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

(iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Collateral are more fully set

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forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

MUSTANG MSC-FLORIDA ACQUISITION, INC.

By
Name:
Title:

Address for Notices:

MSC-MEDICAL SERVICES COMPANY

By
Name:
Title:

Address for Notices:

MCP-MSC ACQUISITION, INC.

By
Name:
Title:

Address for Notices:

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Exhibit D to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this “IP Security Agreement Supplement”) dated                     , 200  , is made by the Person listed on the signature page hereof (the “Grantor”) in favor of BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined in the Revolving Credit Agreement referred to below).

WHEREAS, MSC-Medical Services Company (as the surviving entity of the Merger), a Florida corporation, has entered into a Revolving Credit Agreement dated as of March 31, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), with Bank of America, as Administrative Agent and L/C Issuer and the Lenders party thereto. Terms defined in the Revolving Credit Agreement and not otherwise defined herein are used herein as defined in the Revolving Credit Agreement.

WHEREAS, pursuant to the Revolving Credit Agreement, the Grantor and certain other Persons have executed and delivered that certain Security Agreement dated March 31, 2005 made by the Grantor and such other Persons to the Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and that certain Intellectual Property Security Agreement dated March 31, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantor has granted to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

SECTION 1. Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):

(i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in

MSC First Lien Security Agreement

which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);

(iii) the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) all any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing.

SECTION 2. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Obligations of the Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

SECTION 4. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Administrative Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 5. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[NAME OF GRANTOR]

By
Name:
Title:

Address for Notices:

MSC First Lien Security Agreement

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Exhibit E to the

Security Agreement

FORM OF CONSENT TO ASSIGNMENT OF LETTER OF CREDIT RIGHTS

To:	Bank of America, N.A., as Administrative

Agent Agency Management

100 Federal Street

MA5-100-11-02

Boston, MA 02110

Attention: William Faidell

Telephone: (617) 434-2456

Telecopier: (617) 790-1358

Electronic Mail: william.j.faidell@bankofamerica.com

[INSERT NAME OF BENEFICIARY], as Beneficiary

[                                                     ]

[                                                     ]

[                                                     ]

We refer to the [INSERT ALL IDENTIFYING INFORMATION WITH RESPECT TO RELEVANT LETTER OF CREDIT] (as it may be amended, supplemented or otherwise modified from time to time, the “Letter of Credit”)[, a true copy of which is attached hereto]. The Letter of Credit has been established in favor of [INSERT NAME OF BENEFICIARY], as beneficiary (the “Beneficiary”), and we are the [issuing bank (the “Issuing Bank”)][nominated person (the “Nominated Person”)] required to give value thereunder pursuant to one [or more] drawing[s] upon the satisfaction of the conditions stated in the Letter of Credit. The liability of the [Issuing Bank][Nominated Person] for action or omissions under the Letter of Credit is governed by the laws of [INSERT RELEVANT JURISDICTION], as chosen by agreement in the Letter of Credit. [To the best knowledge of the undersigned,] the signatories to this consent letter are the only persons obligated to give value under the Letter of Credit.

We hereby confirm that there is no term in the Letter of Credit or other restriction which prohibits, restricts or requires any person’s consent to the Beneficiary’s assignment of or creation of a security interest in the rights to payment or performance under the Letter of Credit. We hereby consent to and acknowledge the assignment by the Beneficiary of all proceeds of and rights to payment and performance under the Letter of Credit in favor of Bank of America, N.A., as administrative agent (the “Administrative Agent”) pursuant to the Security Agreement dated as of March 31, 2005 executed by the Beneficiary [and other parties thereto], as Grantor, in favor of the Administrative Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time (the “Security Agreement”).

MSC First Lien Security Agreement

We hereby agree to pay, irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off, all proceeds of the Letter of Credit that would otherwise be paid to the Beneficiary directly to the Administrative Agent to the following account:

[                                                     ]

[                                                     ]

[                                                     ]

[                                                     ]

We hereby confirm and agree that the Letter of Credit is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and that the Administrative Agent shall have no liability or obligation under or with respect to the Letter of Credit or any document related thereto as a result of this consent letter, the Security Agreement or otherwise.

This consent letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same consent letter. Delivery of an executed counterpart of a signature page to this consent letter by telecopier shall be effective as delivery of an original executed counterpart of this consent letter.

This consent letter shall be governed by, and construed in accordance with, the laws of the State of New York.

[NAME OF ISSUING BANK]

By:
Name:
Title:

[NAME OF NOMINATED PERSON]

By:
Name:
Title:

The above is acknowledged and agreed to:

[NAME OF GRANTOR/BENEFICIARY]

By
Name:
Title:

Address for Notices:

MSC First Lien Security Agreement

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Exhibit F to the

Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

Bank of America, N.A., as Administrative Agent for

the Secured Parties referred to in the

Revolving Credit Agreement referred to below

Agency Management

100 Federal Street

MA5-100-11-02

Boston, MA 02110

Attention: William Faidell

Telephone: (617) 434-2456

Telecopier: (617) 790-1358

Electronic Mail: william.j.faidell@bankofamerica.com

MSC-Medical Services Company

Ladies and Gentlemen:

Reference is made to (i) the Revolving Credit Agreement dated as of March 31, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), among MSC-Medical Services Company (as the surviving entity of the Merger), a Florida corporation, as the Borrower, the Lenders party thereto, Bank of America, N.A., as administrative agent (together with any successor Administrative Agent appointed pursuant to Article XI of the Revolving Credit Agreement, the “Administrative Agent”) and L/C Issuer, and (ii) the Security Agreement dated March 31, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties. Terms defined in the Revolving Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Revolving Credit Agreement or the Security Agreement.

SECTION 1. Grant of Security. The undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to the following, in each case whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising (collectively, the undersigned’s “Collateral”): all Equipment, Inventory, Receivables, Related Contracts, Security Collateral (including, without limitation, the shares of stock and other Equity Interests set forth on Part I of Schedule I hereto, the indebtedness set forth on Part II of Schedule I hereto and the securities and securities/deposit accounts set forth on Schedule II hereto), Agreement Collateral (including, without limitation, each of the agreements listed on

MSC First Lien Security Agreement

Schedule III hereto), Account Collateral (including, without limitation, the deposit accounts set forth on Schedule IV hereto), Intellectual Property Collateral, Commercial Tort Claims Collateral (including, without limitation, the commercial tort claims described in Schedule V hereto), all books and records (including, without limitation, subject to applicable law, customer lists, credit files, printouts and other computer output materials and records) of the undersigned pertaining to any of the undersigned’s Collateral, and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the undersigned’s Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in this Section 1) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash.

Notwithstanding the foregoing provisions of this Section 1, in no event shall the security interest granted hereunder attach to any contract, license, permit or franchise to which the undersigned is a party or any of its rights or interests thereunder, or any property or assets subject to any contract, license, permit or franchise, if and for so long as the grant of such security interest shall constitute or result in (x) the abandonment, invalidation or unenforceability of any right, title or interest of the undersigned therein or (y) a breach or termination pursuant to the terms of, or a default under, any such contract, license, permit or franchise, except, in each case, to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity; provided, that notwithstanding the foregoing, such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract, license, permit or franchise, or property subject thereto, that does not result in any of the consequences specified in clause (x) or (y) above.

SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Representations and Warranties. (a) The undersigned’s exact legal name, location, chief executive office, type of organization, jurisdiction of organization and organizational identification number is set forth in Schedule VI hereto. The undersigned has no trade names other than as listed on Schedule IV hereto. Within the five years preceding the date hereof, the undersigned has not changed its name, location, chief executive office, type of

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organization, jurisdiction of organization or organizational identification number from those set forth in Schedule VI hereto except as set forth in Schedule VII hereto.

(b) All of the Equipment and Inventory of the undersigned are located at the places specified therefor in Schedule VIII hereto.

(c) The undersigned is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in Schedule IX hereto.

(d) The undersigned hereby makes each other representation and warranty set forth in Section 8 of the Security Agreement with respect to itself and the Collateral granted by it.

SECTION 4. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.

SECTION 5. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By
Title:

Address for notices:

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